UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Michael J. Zugay has agreed to serve as Chief Financial Officer of Koppers Holdings Inc. (the “Company”) and Koppers Inc. (“KI” and, together with the Company, “Koppers”), beginning on August 18, 2014. On August 7, 2014, the Company issued a press release reporting Mr. Zugay’s appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Prior to joining Koppers, Mr. Zugay, age 62, was Co-Chief Executive Officer/Chief Financial Officer of Michael Baker Corporation (“Michael Baker”), a provider of engineering design and related consulting services for public and private sector clients worldwide, from 2012 to 2014. From 2009 to 2014, Mr. Zugay served as Michael Baker’s Chief Financial Officer. Michael Baker was a publicly-traded company until 2013. Prior to joining Michael Baker in 2009, Mr. Zugay spent fourteen years with iGATE Corporation, a publicly-traded provider of Information Technology (“IT”) and IT enabled operations offshore outsourcing services, where he held positions of increasing responsibility, including Senior Vice President and Chief Financial Officer from 2001 to 2008. Mr. Zugay earned a B.S. in Business Management from Indiana University of Pennsylvania.

In connection with his appointment as Chief Financial Officer, Mr. Zugay will be entitled to the following:

•	Annual base salary of $350,000.

•	Participation in the corporate senior management incentive pool, subject to such terms and conditions as the Board of Directors shall determine from time to time, with an annual incentive target of 60% of annual base salary. Participation for 2014 will be calculated on a pro-rata basis based on the date of employment, with full participation expected to commence at the beginning of the 2015 plan year.

•	Participation in the Company’s Amended and Restated 2005 Long Term Incentive Plan (the “LTIP”), subject to the terms and conditions of the LTIP, effective January 1, 2015.

In connection with his employment, KI also expects to enter into a change in control agreement with Mr. Zugay, substantially in the form previously filed as Exhibit 10.80 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2013, such Exhibit being incorporated by reference herein. The terms of this agreement are described on pages 60 and 61 of the Company’s Proxy Statement, dated March 27, 2014, which description is also incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

99.1	Press Release dated August 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2014

KOPPERS HOLDINGS INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release dated August 7, 2014	Filed herewith